THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THIS NOTE IS BEING ACQUIRED BY THE PAYEE HEREOF FOR INVESTMENT ONLY AND FOR SAID PAYEE'S OWN ACCOUNT, AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE SECURITIES LAWS, AND ANY OTHER LAWS WHICH ARE APPLICABLE TO SUCH TRANSACTION, AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS NOTE.

THIS NOTE IS THE SENIOR SECURED NOTE REFERRED TO IN, AND IS ENTITLED TO THE BENEFITS OF, THE SECURED LOAN AGREEMENT, THE SECURITY AGREEMENT, THE COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT AND THE PLEDGE AGREEMENT OF EVEN DATE HEREWITH BETWEEN MAKER AND HOLDER (TOGETHER WITH THIS NOTE, THE "LOAN DOCUMENTS").


                              SENIOR SECURED NOTE

                             ---------------------

$2,000,000.00                                               December 6, 1996
                                                            Atlanta, Georgia

          FOR VALUE RECEIVED, the undersigned, ZYNAXIS, INC., a Pennsylvania corporation ("Maker"), hereby promises to pay to the order of CYTRX CORPORATION, a Delaware corporation (hereafter, together with any holder hereof, called "Holder"), the principal sum of TWO MILLION DOLLARS ($2,000,000.00), or such lesser amount as may be the aggregate principal amount of loans outstanding hereunder, together with interest thereon as described below.

The Holder will provide to the undersigned monthly a statement of loans made, charges incurred and payments made pursuant to this Note and the outstanding amount of loans hereunder; provided, however, the failure of the Holder to provide such statement shall in no way affect its rights or the undersigned's obligations hereunder.

     1.   Payment of Principal, Interest and Expenses.
          -------------------------------------------


          (a) Principal.  The aggregate principal balance of all loans
              ---------
outstanding hereunder shall be due and payable at 5:00 p.m. on the first to occur of: (i) the day on which the closing of the transactions contemplated by that certain Agreement and Plan of Merger and Contribution dated the date hereof by and between Maker and Holder (the "Contribution Agreement") occurs, (ii) the day on which the Contribution Agreement is terminated; or (iii) such other time as may be agreed to in writing by Maker and Holder.

          (b)  Interest.
               --------

               (i)    Interest Rate.  Interest shall initially accrue on the
                      -------------
outstanding principal balance hereunder at a rate per annum equal to the rate announced by NationsBank, N.A. (South) as its "prime rate" of interest (the "Prime Rate") on the date hereof plus 200 basis points, and shall continue accruing at such fixed rate until December 1, 1996, whereupon the interest rate shall be adjusted to equal the Prime Rate in effect on such day plus 200 basis points. Thereafter, the interest rate shall similarly be adjusted on the first business day of every month to equal the Prime Rate in effect as of such day plus 200 basis points. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Holder shall notify Maker of the Prime Rate within a reasonable time after the announcement thereof (A) on the date hereof and (B) on any and all dates on which the interest rate shall be adjusted in accordance with this paragraph 1(b)(i).

               (ii)   Calculation of Interest.  Interest shall be simple
                      -----------------------
interest.

               (iii)  Time of Payments.  Accrued interest shall be due and
                      ----------------
payable at such time as the principal amount hereof becomes due pursuant to paragraph 1(a) above.

               (iv)   Interest on Past Due Amounts.  Interest shall accrue on
                      ----------------------------
any amount past due hereunder at a rate equal to two percent (2.0%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

               (v)    Compliance with Usury Laws.  In no event shall the amount
                      --------------------------
of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

THE UNDERSIGNED, AND HOLDER BY ACCEPTING THIS NOTE, EACH AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED ABOVE, AND FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY HOLDER ON THE UNDERSIGNED IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES, PREPAYMENT FEES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED
SECTION 7-4-2 OR SECTION 7-4-18. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

          (c) Expenses.  The undersigned shall pay all expenses incurred by
              --------
Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to Holder, if this Note is collected by or through an attorney-at-law.

          (d) General.  All payments of principal, interest and expenses shall
              -------
be in lawful money of the United States of America, and made according to such wire transfer instructions or other delivery method as Holder may designate to Maker in writing from time to time.

    2.   Right of Set-Off.  In addition to any rights now or hereafter granted
         ----------------
under applicable law and not by way of limitation of any such rights, the undersigned hereby authorizes Holder, at any time or from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by Holder or any affiliate of Holder, to or for the credit or the account of the undersigned, against and on account of all obligations of the undersigned owing hereunder or otherwise to Holder, irrespective of whether or not Holder shall have declared any or all of such obligations of the undersigned to be due and payable, and although such obligations shall be contingent or unmatured.

    3.   Waiver.  Maker, and its successors and assigns, waive presentment for
         ------
payment, demand, protest and notice of demand, dishonor, notice of dishonor, protest and nonpayment. In any action on this Note, Holder or its assignee need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Holder or such assignee to be a true and correct copy of this Note in all material respects.

    THE UNDERSIGNED, AND HOLDER BY ACCEPTING THIS NOTE, EACH ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE UNDERSIGNED AND HOLDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, HOLDER AND THE UNDERSIGNED HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE UNDERSIGNED ARISING OUT OF THIS NOTE OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE UNDERSIGNED AND HOLDER OF ANY KIND OR NATURE.

    THE UNDERSIGNED, AND HOLDER BY ACCEPTING THIS NOTE, HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF HOLDER, ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE UNDERSIGNED AND HOLDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE OR ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE UNDERSIGNED AND HOLDER OF ANY KIND OR NATURE. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED ADDRESSED TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED SET FORTH BELOW ITS SIGNATURE HERETO. SHOULD THE UNDERSIGNED FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY HOLDER OR THE ENFORCEMENT BY HOLDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. FURTHER, THE UNDERSIGNED HEREBY WAIVES THE RIGHT TO ASSERT THE DEFENSE OF FORUM NON CONVENIENS AND THE RIGHT TO CHALLENGE THE VENUE OF ANY COURT PROCEEDING.

    THE UNDERSIGNED AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

    FURTHER, THE UNDERSIGNED WAIVES (I) ANY NOTICE OR HEARING PRIOR TO THE TAKING POSSESSION OR CONTROL BY HOLDER OF ANY COLLATERAL GIVEN BY THE UNDERSIGNED, (II) THE POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING HOLDER TO EXERCISE ANY OF ITS RIGHTS OR REMEDIES, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (III) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION OF LAWS.

    THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

    4.   Governing Law.  This Note shall be construed, interpreted and enforced
         -------------
in accordance with the laws of the State of Georgia, without regard to the law of the conflicts of laws of such State.

    5.   Return of Note.  This Note shall be returned to Maker upon the payment
         --------------
in full of all amounts owed under this Note.

    6.   Default.  Each of the following events shall constitute an "Event of
         -------
Default" under this Note: (i) Maker shall fail to pay any principal, interest or other amount due hereunder when due, or Maker shall in any way fail to comply with the other terms, covenants or conditions contained in this Note or the other Loan Documents; (ii) any written representation or warranty made at any time by Maker to the Holder shall prove to have been incorrect or misleading in any material respect when made; (iii) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any other document, instrument, contract or agreement now or hereafter entered into by Maker and Holder or executed by Maker in favor of the Holder, or Maker shall in any material way fail to comply with the terms, covenants or conditions contained in any such document, instrument, contract or agreement; (iv) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any document, instrument, contract or agreement (a) evidencing or securing indebtedness of Maker for borrowed money or (b) material to the financial condition of Maker; (v) a final judgment or order for the payment of money, or any final order granting equitable relief, shall be entered against Maker and such judgment or order has or will have a materially adverse effect on the financial condition of Maker; (vi) a warrant, writ of attachment, levy or other similar process shall be issued against any property of Maker; (vii) Maker shall
(a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal law; or (viii) a case or other proceeding shall be commenced against Maker in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for Maker or all or any substantial part of the assets, domestic or foreign, of Maker.

    Upon the occurrence of an Event of Default (other than an Event of Default described in clause (vii) or (viii) of the definition thereof), any and all of the loans and the undersigned's other obligations hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it under the Loan Documents, at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (vii) or (viii) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it under the Loan Documents, at law, in equity or otherwise.

    7.   Representations and Warranties; Covenants and Agreements.  The
         --------------------------------------------------------
representations and warranties made in Article 5 of the Contribution Agreement by Maker and the agreements of Maker made in Articles 7 and 8 of the Contribution Agreement are incorporated herein by this reference; provided, however, that the affirmative and negative covenants shall survive termination of the Contribution Agreement until such time as the principal of this note and all interest accrued thereon have been paid in full by Maker.

    8.   Miscellaneous.
         -------------

         (a) To the extent that it becomes necessary for Holder to engage legal counsel to enforce the obligations of Maker to Holder hereunder, Maker shall pay all reasonable, necessary, and actually incurred expenses of such legal counsel.

         (b) Time is of the essence of this Note.

         (c) All amendments to this Note, and any waiver or consent of Holder, must be in writing and signed by Holder and Maker.

         (d) This Note shall be binding upon the successors and assigns of Maker.

    IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered under seal as of the day and year first above written.

                             ZYNAXIS, INC.



                             By:    /s/ Martyn Greenacre
                                --------------------------------------
                                Name:      M.D. Greenacre
                                     ---------------------------------
                                Title:     Chairman, President & CEO
                                      --------------------------------


                             ATTEST:

                             By:    /s/ Michael A. Christie
                                --------------------------------------
                                Name:      Michael A. Christie
                                     ---------------------------------
                                Title:     Secretary
                                      --------------------------------


                             Address: 371 Phoenixville Pike
                                      Malvern, Pennsylvania  19355